UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2023

RAYTHEON TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-00812	06-0570975
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Wilson Blvd., Arlington, Virginia 22209
(Address of principal executive offices, including zip code)

(781) 522-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value) (CUSIP 75513E 101)	RTX	NYSE
2.150% Notes due 2030 (CUSIP 75513E AB7)	RTX 30	NYSE

Item 8.01.
Other Events.

Notes Issuance

On February 27, 2023, Raytheon Technologies Corporation (the “Company”) issued $500,000,000 aggregate principal amount of 5.000% Notes due 2026 (the “notes due 2026”), $1,250,000,000 aggregate principal amount of 5.150% Notes due 2033 (the “notes due 2033”) and $1,250,000,000 aggregate principal amount of 5.375% Notes due 2053 (together with the notes due 2026 and the notes due 2033, the “Notes”).

The Notes were registered under the Securities Act of 1933, as amended (the “Act”), pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-267564) (the “Registration Statement”) dated as of September 22, 2022. On February 27, 2023, the Company filed with the Securities and Exchange Commission (the “SEC”) a Prospectus Supplement dated February 23, 2023 (the “Prospectus Supplement”), containing the final terms of the Notes pursuant to Rule 424(b)(2) of the Act.

In connection with the offer and sale of the Notes, the Company entered into an Underwriting Agreement, dated February 23, 2023 (the “Underwriting Agreement”), and a Pricing Agreement, dated February 23, 2023 (the “Pricing Agreement”), each between the Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC , as Representatives of the Underwriters listed in Schedule I to the Pricing Agreement.  A form of the Underwriting Agreement is included as Exhibit 1.1 to the Registration Statement.  The Notes were issued under the Amended and Restated Indenture, dated as of May 1, 2001 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., successor to The Bank of New York, as trustee.  The Indenture and a form of the Notes are included as Exhibits 4.1 and 4.2 to the Registration Statement.

The Company expects to use the net proceeds received from the issuance of the Notes to fund the repayment at maturity of its 3.650% notes due August 16, 2023 and its 3.700% notes due December 15, 2023, with the remaining proceeds to be used for general corporate purposes.

For the relevant terms and conditions of the Underwriting Agreement, the Pricing Agreement and the Notes, please refer to the Prospectus Supplement.

This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

This report includes statements related to the potential repayment at maturity of the Company’s 3.650% notes due August 16, 2023 and 3.700% notes due December 15, 2023, among other things, that constitute “forward-looking statements” under the securities laws. All forward-looking statements involve risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. These factors include those described under the caption “Risk Factors” in our reports on Forms 10-K, 10-Q and 8-K filed with the SEC from time to time.

Item 9.01.
Financial Statements and Exhibits.

(d) Exhibits

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated February 27, 2023, with respect to the Notes.
5.2	Consent of Wachtell, Lipton, Rosen & Katz, dated February 27, 2023 (included in Exhibit 5.1), with respect to the Notes.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON TECHNOLOGIES CORPORATION

Date:	February 27, 2023	By:	/s/ Dana Ng
Dana Ng
Corporate Vice President and Secretary